EXHIBIT 10.q

                           THIRD AMENDMENT dated as of November 6, 1997 (this "Amendment") to the Credit Agreement dated as of September 16, 1996 (as amended, the "Credit Agreement"), among SUNBEAM CORPORATION (the "Company"), the BORROWING SUBSIDIARIES (as defined therein), - the LENDERS (as defined therein), and THE CHASE MANHATTAN BANK, as Administrative Agent.

         A. Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

         B. The Company has requested that certain provisions contained in the Credit Agreement be amended as set forth herein.

         C. The Lenders are willing to so amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

         D. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

         In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

         SECTION 1. AMENDMENT TO SECTION 1.01 OF THE CREDIT AGREEMENT. The following definition is hereby added to Section 1.01 of the Credit Agreement:

         "PERMITTED RECEIVABLES PROGRAM" shall mean one or more receivables securitization programs pursuant to which



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the Company or any of its Subsidiaries sells accounts receivable in "true sale"
transactions (rather than financing transactions) to a bankruptcy remote special purpose subsidiary of Sunbeam Products Inc. that will own no other assets and will conduct no business other than the purchase and sale of such receivables, and the transfer of such accounts receivable by such special purpose subsidiary in transactions recorded as sales for accounting purposes to one or more third party purchasers; PROVIDED, that (a) it is the intention of the parties that no such program will result in the recording of indebtedness on a consolidated balance sheet of the Company in accordance with GAAP and applicable regulations of the Securities and Exchange Commission and (b) the amount of such receivables programs will at no point in time exceed $100,000,000 in the aggregate for all such programs.

         SECTION 2. AMENDMENT TO DEFINITION OF INDEBTEDNESS. The definition of "Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

         "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, and
(i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit, letters of guaranty and bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity



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(including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor; PROVIDED, HOWEVER, that when used in connection with the Company or any Subsidiary, Indebtedness shall not include any obligation of the Company or any Subsidiary in connection with any Permitted Receivables Program.

         SECTION 3. AMENDMENT TO SECTION 6.02 OF THE CREDIT AGREEMENT. Section
6.02 of the Credit Agreement is hereby amended to add a new subsection (f) at the end thereof as follows:

                  (f) sales of accounts receivable pursuant to Permitted Receivables Programs, and Liens arising in connection with Permitted Receivables Programs (to the extent the sale by the Company or any Subsidiary of accounts receivable pursuant to any such program is deemed to give rise to a Lien in favor of the purchaser thereof).

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each of the Lenders and the Agent that:

                  (a) Before and after giving effect to this Amendment, the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (specifically excluding herefrom representations and warranties made only as of the date of the Credit Agreement).

                  (b) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

         SECTION 5. CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date when the Agent shall have received counterparts of this Amendment



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that, when taken together, bear the signatures of the Company and the Required
Lenders.

         SECTION 6. CREDIT AGREEMENT. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

         SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         SECTION 9. EXPENSES. The Company agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                       SUNBEAM CORPORATION,

                                          by
                                          /s/ Steven A. Dalberth
                                          -------------------------------------
                                          Name: Steven A. Dalberth
                                          Title: Director of Treasury

                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative

                                       Agent,

                                          by
                                          /s/ K. M. Sharf
                                          -------------------------------------

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                                           Name: K. M. Sharf
                                           Title: Vice President

                                       BANK OF AMERICA NT & SA,

                                         by

                                             /s/ Michelle W. Kacergis
                                             ----------------------------------
                                             Name: Michelle W. Kacergis
                                             Title: Managing Director

                                       NATIONSBANK,

                                         by
                                             /s/ Andrew M. Airheart
                                             ----------------------------------
                                            Name: Andrew M. Airheart
                                           Title: Senior Vice President

                                       THE BANK OF NEW YORK,

                                         by
                                             /s/ David C. Siegel
                                             ----------------------------------
                                            Name: David C. Siegel
                                           Title: Vice President

                                       THE BANK OF NOVA SCOTIA,

                                         by
                                             /s/ W. J. Brown
                                             ----------------------------------
                                            Name: W. J. Brown
                                           Title: Vice President

                                       CREDIT LYONNAIS, NEW YORK BRANCH,

                                         by
                                             /s/ Walter N. Brenner
                                             ----------------------------------
                                            Name: Walter N. Brenner
                                           Title: Executive Vice President



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                                       THE FIRST NATIONAL BANK OF CHICAGO,

                                         by
                                             /s/ Robert H. Wolohan
                                             ----------------------------------
                                            Name: Robert H. Wolohan
                                           Title: Assistant Vice
                                            President/ Authorized
                                            Agent

                                       FIRST UNION NATIONAL BANK OF
                                       FLORIDA,

                                         by
                                             /s/ Mary A. Morgan
                                             ----------------------------------
                                            Name: Mary A. Morgan
                                       Title: Senior Vice President

                                       NORTHERN TRUST COMPANY,

                                         by
                                             /s/ James F.T. Marhart
                                             ----------------------------------
                                            Name: James F.T. Marhart
                                           Title: Vice President

                                       WACHOVIA BANK OF GEORGIA, N.A.,

                                         by
                                             /s/ Patrick A. Phelan
                                             ----------------------------------
                                            Name: Patrick A. Phelan
                                           Title: AVP

                                       THE BANK OF TOKYO-MITSUBISHI,

                                         by
                                             /s/ R. Glass
                                             ----------------------------------
                                            Name: R. Glass
                                           Title: Vice President

                                       CREDIT SUISSE,


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                                         by
                                             /s/ R. Finney
                                             ----------------------------------
                                            Name: R. Finney
                                           Title: Managing Director

                                         by

                                             /s/ Christian Bourqui
                                             ----------------------------------
                                            Name: Christian Bourqui
                                           Title: Associate

                                       THE FUJI BANK LIMITED,

                                         by
                                             /s/ Raymond Ventura
                                             ----------------------------------
                                            Name: Raymond Ventura
                                       Title: Vice President & Manager

                                       SAKURA BANK, LIMITED,

                                         by
                                             /s/ Hiroyasu Imanishi
                                             ----------------------------------
                                            Name: Hiroyasu Imanishi
                                           Title: V.P. & Senior Manager